PRELIMINARY COPY

                       [OSICOM TECHNOLOGIES, INC. LETTERHEAD]



                                 November 21, 1997



Dear Shareholders:

         We cordially invite you to attend the Meeting of the Shareholders of Osicom Technologies, Inc. (the "Company") to be held at 10:00 a.m. on Friday, December 12, 1997, at the Miramar Sheraton, 101 Wilshire Boulevard, Santa Monica, California.

         The purposes of this meeting are to (i) elect a Board of four (4) directors, (ii) ratify the appointment of auditors, (iii) approve an amendment to the Certificate of Incorporation of the Company to increase the number of shares of common stock authorized for issuance, (iv) approve an amendment to the Company's 1988 Incentive and Non-Qualified Stock Option Plan to increase the amount of shares reserved thereunder, and (v) ratify and approve the adoption of the Company's 1997 Incentive and Non-Qualified Stock Option Plan, and (vi) ratify and approve the adoption of the Company's 1997 Director Stock Option Plan. These matters are described in the accompanying Notice of Meeting and Proxy Statement.

         The Board of Directors recommends that Shareholders vote in favor of each proposal. We encourage all Shareholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may still vote in person.


                                   Sincerely,



                                 John H. Gorman
                                    Secretary

                            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  To be held on December 12, 1997

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Osicom Technologies, Inc. (the "Company") will be held at the Miramar Sheraton, 101 Wilshire Boulevard, Santa Monica, California on December 12, 1997 at 10:00 a.m. Pacific Time, for the following purposes:

         1. To elect a Board of Directors of four (4) persons to serve until the 1998 Annual Meeting of Shareholders or until a successor is duly elected and qualified.

         2. To approve the appointment of BDO Seidman, LLP as the Company's independent auditors.

         3. To approve an amendment to the Certificate of Incorporation of the Company to increase the number of shares of common stock authorized for issuance.

         4. To approve an amendment to the Company's 1988 Incentive and NonQualified Stock Option Plan to increase the amount of shares reserved thereunder.

         5. To ratify and approve the adoption of the Company's 1997 Incentive and Non-Qualified Stock Option Plan.

         6. To ratify and approve the adoption of the Company's 1997 Director Stock Option Plan.

         7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on November 13, 1997 will be entitled to notice of and to vote at the Meeting.

         Whether or not you intend to attend the Meeting, please complete, date and sign the enclosed Proxy. Your Proxy will be revokable, either in writing or by voting in person at the Meeting, at any time prior to its exercise.

                                            By Order of the Board of Directors



                                            ------------------------------------
                                            JOHN H. GORMAN, Secretary


Santa Monica, California
November 21, 1997

                             OSICOM TECHNOLOGIES, INC.
                                2800 28th Avenue
                         Santa Monica, California  90405



                                   PROXY STATEMENT


         Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of Proxy for such meeting solicited by the Board of Directors. The Board of Directors has fixed the close of business on November 13, 1997, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock present in person, or represented by Proxy, shall constitute a quorum at the meeting.

         As of the record date, the Company had 17,787,607 outstanding shares of common stock, $.10 par value (the "Common Stock"), the holders of which are entitled to one vote per share.

         A Proxy that is properly submitted to the Company may be revoked at any time before it is exercised by written notice to the Secretary of the Company, and any Shareholder attending the meeting may vote in person and by doing so revokes any Proxy previously submitted by him. Where a Shareholder has specified a choice on his Proxy with respect to Proposals 1, 2, 3, 4, 5, and 6, it will be complied with. If no direction is given, all the shares represented by the Proxy will be voted in favor of such Proposals.

         The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Company's stock. Officers and regular employees of the Company may solicit Proxies personally and by telephone. The Annual Report of the Company for the fiscal year ended January 31, 1997, containing audited financial statements for such year, is enclosed with this Proxy Statement. This Proxy Statement and the enclosed Proxy are being sent to the shareholders of the Company on or about November 21, 1997.


IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, YOU ARE REQUESTED TO PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS


         According to the Company's By-Laws, the Board of Directors is composed of five (5) members. At each Annual Meeting, all directors will be elected to serve for one year expiring on the date of the Annual Meeting of Shareholders the following year. Each director elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by the Company's By-Laws. The names of the nominees for the Board of Directors are listed below. Shares represented by a properly executed proxy in the accompanying form will be voted for such nominees. However, discretionary authority is reserved to vote such shares in the best judgment of the persons named in the event that any person or persons other than the nominees listed below are to be voted on at the meeting due to the unavailability of any nominee so listed.

         All persons named below are directors of the Company at the present time. There are no family relationships between any nominee, director or executive officer of the Company.


                          NOMINEES FOR ONE YEAR TERMS

Par Chadha has been Chief Executive Officer of the Company since November 1996. Mr. Chadha founded the Company in 1981 and has been a director for the Company since that time. He served as President and Chief Executive Officer of the Company from July 1981, through May 1993, and as Chairman from July 1981 through June 1996. Mr. Chadha was a director and Chairman of Builders' Warehouse Association, Inc. from March 1995 through September 1996. Mr. Chadha was a director of Saratoga Brands, Inc. from January 1995 through July 1995. He has been Chairman, President and Chief Executive Officer of Oxford Acquisitions Group, Inc. since February 1994. Mr. Chadha is also a director of Rand Research Corporation, RII Partners, Inc., and RT Investments, Inc., which are privately held companies.

Leonard N. Hecht has been a director of the Company since June 1996. Since 1994, he has been President of Chrysalis Capital Group, an investment banking company specializing in mergers, acquisitions and financings which he founded. From 1987 to 1993, Mr. Hecht was Managing Director of the Investment Banking Group and head of the Technology Assessment Group of Houlihan Lokey Howard & Zukin, a financial advisory firm. From 1984 to 1987, Mr. Hecht was the Vice Chairman of the Board and Chief Executive Officer of Quantech Electronics Corp., a diversified publicly-held electronics company. Prior to joining Quantech, Mr. Hecht was a founding principal of Xerox Development Corporation, a wholly-owned subsidiary of the Xerox Corporation. Xerox Development Corporation was active in strategic planning, mergers and acquisition, divestitures, licensing, joint ventures and venture investing for the Xerox Corporation.

     Humbert B. Powell III, is a Managing Director of Sanders Morris Mundy, reuniting him with his previous senior colleagues from E.F. Hutton. Mr. Powell III was Vice Chairman and Director of Marleau, Lemire, Securities Inc. and Chairman of Marleau, Lemire USA. Mr. Powell served as a Senior Managing Director in the Corporate Finance Department of Bear Stearns & Co. from 1988 through
February 1995, with responsibilities for the investment banking effort both domestic and international. Prior to his employment with Bear Stearns in 1994, Mr. Powell served as a Senior Vice President and Director of E.F. Hutton & Co., where he was employed in various capacities for 18 years. He is also a Director of Bikers Dream Inc., Tatham Offshore Corp. and Salem-Teikyo University. Humbert
B.  Powell III has been a director  of the  Company  since May 1996.

Xin Cheng, Ph.D. has been President and director of the Company since September 1995, and was Secretary from June 1993 to February 1997. Dr. Cheng holds a Ph.D. in electrical engineering from the University of California, Irvine. Since 1988, Dr. Cheng has been leading the Company's efforts in fiber transmission and switching systems development.

                        INFORMATION CONCERNING BOARD

         The Board of Directors met two times in fiscal 1997. No director attended fewer than 75% of the meetings of the Board of Directors. In addition, the Board acted by unanimous consent four times during fiscal 1997.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing the Company's audited financial statements, meeting with the Company's independent accountants to review the Company's internal controls and financial management practices and examining all agreements or other transactions between the Company and its directors and officers (other than those compensation functions assigned to the Compensation Committee) to determine whether such agreements or transactions are fair to the Company's shareholders. Messrs. Hecht and Powell currently serve on the Audit Committee.

         The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers, reviewing overall company-wide compensation plans and administering the Company's stock option plans. Messrs. Hecht and Chadha currently serve on the Compensation Committee.

                              SECURITY OWNERSHIP OF CERTAIN
                             BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information, as of September 30, 1997, regarding the ownership of the Common Stock and voting Series E Preferred Stock by (i) each director and nominee for director of the Company; (ii) each of the executive named officers and nominees, (iii) each person known to the Company to beneficially own five percent (5%) or more of the Company's Common Stock or voting Series E Preferred Stock, and (iv) all directors and executive officers of the Company as a group.



================================================================================================================================
       Name of Beneficial Owner (A)                        Common Stock                       Series E Preferred Stock
                                            ------------------------------------------------------------------------------------
                                                Number of Shares       Percentage        Number of Shares      Percentage of
                                                                           of                                   Outstanding
                                                                       Outstanding                                   (I)
                                       (I)
--------------------------------------------------------------------------------------------------------------------------------
Par Chadha                                           2,426,551 (B)          13.5%                --                 --
2800 28th Street, Suite 100
Santa Monica, CA 90405
--------------------------------------------------------------------------------------------------------------------------------
R II Partners, Inc.                                  1,107,501               6.4%                 --                --
2250 East Tropicana Ave., Suite 19-246
Las Vegas, NV 89119
--------------------------------------------------------------------------------------------------------------------------------
R-T Investments, Inc.                                   93,600                *                   --                --
2250 East Tropicana Ave., Suite 19-246
Las Vegas, NV 89119
--------------------------------------------------------------------------------------------------------------------------------
Rand Research Corporation                              585,858               3.4%                 --                --
2250 East Tropicana Ave., Suite 19-246
Las Vegas, NV 89119
--------------------------------------------------------------------------------------------------------------------------------
Sharon G. Chadha                                       908,364 (C)           5.2%                 --                --
2800 28th Street, Suite 100
Santa Monica, CA 90405
--------------------------------------------------------------------------------------------------------------------------------
Barry Witz                                           1,858,475 (D)          10.6%                 --                --
505 S. Beverly Drive, Suite 1066
Beverly Hills, CA 90212
--------------------------------------------------------------------------------------------------------------------------------
Brite Lite Industries, Inc.                          1,121,275               6.5%                 --                --
505 S. Beverly Drive, Suite 1066
Beverly Hills, CA 90212
--------------------------------------------------------------------------------------------------------------------------------
Leonard Hecht                                          167,392 (E)           1.0%                 --                --
18241 Lake Encino Drive
Encino, CA 91316
--------------------------------------------------------------------------------------------------------------------------------
Christopher E. Sue                                      25,000 (F)            *                   --                --
2800 28th Street, Suite 100
Santa Monica, CA 90405
--------------------------------------------------------------------------------------------------------------------------------
Xin Cheng                                              196,945 (G)           1.1%                 --                --
2800 28th Street, Suite 100
Santa Monica, CA 90405
--------------------------------------------------------------------------------------------------------------------------------
Vantage Point Venture Partners 1996                  1,675,750               9.8%                 --                --
1001 Bayhill Drive, Suite 140
San Bruno, CA 94066
--------------------------------------------------------------------------------------------------------------------------------
LM LDC                                                    --                  --                  600              100%
Fort Street, Grand Cayman
 Cayman Islands, BWI
--------------------------------------------------------------------------------------------------------------------------------
Humbert B. Powell III                                  145,097                 *
2800 28th St., Suite 100
Santa Monica, CA 90405
--------------------------------------------------------------------------------------------------------------------------------
HMS Advisors, LLC                                       82,200(H)              *
100 Davidson Ave., Ste. 311
Somerset, NJ 08873
--------------------------------------------------------------------------------------------------------------------------------
All Directors and executive officers as a            3,205,475              17.5%                  --                --
group
================================================================================================================================


*        Less than 1%

(A) All information with respect to beneficial ownership of the shares is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided by such beneficial owners to the Company. Shares include stock options and warrants exercisable within 60 days.

(B) Includes shares, options and warrants held in the name of R II Partners, Inc., R-T Investments, Inc., and Rand Research Corporation. Mr. Chadha owns, directly and indirectly, 100% of the outstanding capital stock of R II Partners, Inc. and R-T Investments, Inc. Mr. Chadha holds exercisable options to acquire 552,500 shares of common stock at prices ranging from $1.50 to $7.92 per share (market price on the date granted).


         Mr. Chadha disclaims beneficial ownership of 28,906 shares held by Ms. Chadha.

 C)      Includes  shares,  options  and  warrants  held  in the  name  of Rand
         Research Corporation and RT Investments, Inc. Ms. Chadha owns, directly and indirectly, 100% of the outstanding capital stock Rand Research Corporation and RT Investments, Inc. Ms. Chadha holds exercisable options to acquire 200,000 shares of common stock at prices ranging from $1.50 to $7.92 per share (market price on the date granted). Ms. Chadha disclaims beneficial ownership of 87,092 shares held by Mr. Chadha.

(D) Includes shares, options and warrants held in the name of Brite Lite Industries, Inc. Mr. Witz owns, directly and indirectly, 100% of the outstanding capital stock of Brite Lite Industries, Inc. Mr. Witz holds exercisable options to acquire 377,700 shares of common stock at prices ranging from $1.00 to $3.72 per share (market price on the date granted).

(E) Includes exercisable options held by Mr. Hecht to acquire 90,000 shares of common stock at prices ranging from $1.00 to $9.49 per share (market price on the date granted).

(F) Includes exercisable options held by Mr. Sue to acquire 25,000 shares of common stock at $6.98 market price on the date granted).

(G) Includes exercisable options held by Mr. Cheng to acquire 161,448 shares of common stock at prices ranging from $1.00 to $7.92 per share (market price on the date granted).

(H) Includes shares, options and warrants held in the name of HMS Advisors LLC. Mr. Powell owns, directly and indirectly, 50% of the outstanding capital stock of HMS Advisors LLC. Mr. Powell holds exercisable options to acquire 50,000 shares of common stock at $4.50 per share (market price on the date granted). HMS Advisors LLC holds warrants to purchase 75,000 shares of common stock at the exercise price of $8.00 per share.

(I) For each beneficial owner, the "Percentage of Outstanding" equals each owner's actual holdings of shares plus shares represented by unexercised options and warrants held, divided by total shares outstanding of the Company at September 30, 1997, of 17,174,613, plus the above-referenced unexercised options and warrants of the referenced holder only. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.


                                 CERTAIN TRANSACTIONS

     During May 1997, 279,207 warrants exercisable at $5.638 held by R II Partners, Inc. and 279,207 warrants exercisable at $5.638 held by Brite Lite Industries, Inc. were exercised in cashless transactions. Of the $1,877,000 liability representing the difference between the closing price of the Company's common shares at exercise and the exercise price $1,567,000 was paid in cash with the remaining $310,000 balance applied to amounts due the Company under indemnification agreements. Par Chadha, director and Chief Executive Officer, owns directly and indirectly 100% of the outstanding capital stock of R II Partners, Inc. Barry Witz, a former director of the Company, owns directly and indirectly 100% of the outstanding capital stock of Brite Lite Industries, Inc.

         During  the  year  ended  January  31,  1997,   the  Company   received
non-interest bearing advances from Rand Research Corporation and R-T Investments, Inc. totaling $1,316,000 which were fully repaid through payments and the offset for an 8% demand loan from the Company to R-T Investments, Inc. in the amount of $100,000 (including accrued interest of $5,000). Par Chadha, director and Chief Executive Officer, and Sharon Chadha, Chair and director, own directly and indirectly 100% of the outstanding capital stock of R-T Investments, Inc. and Rand Research Corporation.

         During September through November 1996, the Company made non-interest bearing advances totaling $502,000 to Brite Lite Industries, Inc. which were fully repaid in December 1996. Barry Witz, a former director of the Company, owns directly and indirectly 100% of the outstanding capital stock of Brite Lite Industries, Inc.
                               EXECUTIVE COMPENSATION

          The following table sets forth, for each of the last fiscal years, cash and certain other compensation paid or accrued by the Company for the Chief Executive Officer and for each of the four other most highly compensated executive officers (the "Named Officers") of the Company in all capacities in which they served:


                                    SUMMARY COMPENSATION TABLE


====================================================================================================================================
                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
  Name and Principal        Year             Annual Compensation                      Long-Term Compensation              All Other
       Position                                                                                                         Compensation
                                                                                                                            ($)
                                   --------------------------------------------------------------------------------------
                                      Salary       Bonus      Other     Restricted  Securities       Long-Term
                                      ($)          ($)        Annual    Stock       Underlying       Incentive
                                                              Compen-   Award(s)    Options          Plan
                                                              sation    ($)         (#)              Payouts
                                                              ($)

------------------------------------------------------------------------------------------------------------------------------------
Sharon Chadha,             1997           0         0           0           0         50,000             0                  0
Chair                      1996           0         0           0           0         50,000             0                  0
                           1995           0         0           0           0        100,000             0                  0
------------------------------------------------------------------------------------------------------------------------------------
Par Chadha, Director,      1997           0         0           0           0         50,000             0                  0
Chief Executive Officer    1996           0         0           0           0        402,500             0                  0
                           1995           0         0           0           0        100,000             0                  0
====================================================================================================================================





====================================================================================================================================
                        OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                   Individual Grants                                 Potential Realizable Value at
                                                                                     Assumed Rates of Stock Price
                                                                                     Appreciation for Option Term (B)
--------------------------------------------------------------------------------
        Name            Number of     % of Total    Exercise     Expiration
                        Securities    Options       of Base      Date
                        Underlying    Granted to    Price
                        Options       Employees     ($/Sh)
                        Granted (#)   in Fiscal     (A)
                                      Year
                                                                                     -----------------------------------------------

                                                                                      0%($)     5%($)     10%($)
------------------------------------------------------------------------------------------------------------------------------------
Sharon Chadha            50,000       2.65%         $7.92        1-Feb-2006           0         249,042   631,122
------------------------------------------------------------------------------------------------------------------------------------
Par Chadha               50,000       2.65%         $7.92        1-Feb-2006           0         249,042   631,122
====================================================================================================================================



(A) The value indicated is a net amount, since the aggregate exercise price has been deducted from the final appreciated value. 5% and 10% appreciation would result in per share prices of approximately $12.91 and $20.54, respectively, as of February 1, 2006.



====================================================================================================================================
                     AGGREGATED OPTION EXERCISES IN 1997 AND
                         JANUARY 31, 1997 OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    Name                Shares        Value             Number of Securities                 Value of Unexercised In-the-
                        Acquired      Realized          Underlying Unexercised                  Money Options at FY-End
                        on            ($)             Options at Fiscal Year-End                          ($)
                        Exercise                               (#)*
                        (#)
                                                   --------------------------------------------------------------------------------
                                                   Exercisable           Unexercisable        Exercisable           Unexercisable
------------------------------------------------------------------------------------------------------------------------------------

Sharon Chadha            -            -            100,000               50,000                 825,000               166,500
------------------------------------------------------------------------------------------------------------------------------------
Par Chadha               -            -            335,000              167,500               2,594,550             1,051,275
====================================================================================================================================


* Options are "in-the-money" if, on September 30, 1997, the market price of the Common Stock ($4.09) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock covered by such options on September 30, 1997, and the aggregate price of such options.

Employment Agreements

         The Company has no employment agreements with any of its executive officers.


                               COMPENSATION COMMITTEE REPORT

         The Compensation Committee is comprised of Messrs. Hecht and Chadha. The Compensation Committee reviews, recommends and approves changes to the Company's compensation policies and programs and is responsible for reviewing and approving the compensation of the Chief Executive Officer and other senior officers of the Company.

         The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers and administering the Company's stock option plans.

         The Company believes that executive compensation should be based upon value returned to shareholders. The Company has developed and is developing compensation programs designed to reflect Company performance and to be competitive in the marketplace. In designing compensation programs, the Company attempts to reflect both value created for shareholders while supporting the company's strategic goals. The Company's compensation programs reflect the following themes:

         . Compensation should be meaningfully related to the value created for shareholders.

         . Compensation programs should support the Company's short-term and long-term strategic goal and objectives.

         . Compensation programs should promote the Company's value and reward individuals for outstanding contributions to the Company's success.

         . Short-term and long-term compensation should be designed to attract and retain superior executives.


            The Company's executive compensation is based upon three components, base salary, annual incentive bonuses and long-term incentives, which are intended to serve the overall compensation philosophy.

Base Salary

            The base salary of each executive officer is determined as a function of three principal factors: the individual's performance, the relationship of the individual's salary to similar executives in comparable companies, and increases in the individual's responsibilities, whether through promotions or otherwise.

Annual Incentive Bonus

            The Company's annual incentive bonuses are designed to reflect the individual officer's contribution to the profitability of the Company and any special achievements by the respective officers. Each officer's bonus is based upon the Company's performance in various areas, such as sales, profit margins, operating expenses and net income, as compared to a pre-determined plan for each officer for each year.




                                                 PERFORMANCE GRAPH


=============================================================================================================================
                                                       INDEX VALUES
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Osicom Technologies,                    NASDAQ Market
                                CSRP Non-Financial                            Inc.                               Index
-----------------------------------------------------------------------------------------------------------------------------

     1/31/92                            219.162                               3.438                            198.232
-----------------------------------------------------------------------------------------------------------------------------
     1/29/93                            231.933                               3.100                            224.165
-----------------------------------------------------------------------------------------------------------------------------
     1/31/94                            269.515                               5.500                            257.800
-----------------------------------------------------------------------------------------------------------------------------
     1/31/95                            249.869                               1.656                            245.950
-----------------------------------------------------------------------------------------------------------------------------
     1/31/96                            351.971                               6.313                            347.590
-----------------------------------------------------------------------------------------------------------------------------
     1/31/97                            457.513                              11.250                            455.659
-----------------------------------------------------------------------------------------------------------------------------
     8/29/97                            520.365                               3.688                            525.592
-----------------------------------------------------------------------------------------------------------------------------
    Pct. Ch.                            237.434%                            107.272%                           265.140%
=============================================================================================================================



=============================================================================================================================
                                                      GROWTH OF $100
-----------------------------------------------------------------------------------------------------------------------------
                                                                   Osicom Technologies,                    NASDAQ Market
                                 CRSP Non-Financial                         Inc.                                Index
-----------------------------------------------------------------------------------------------------------------------------

     1/31/92                            100.000                             100.000                            100.000
-----------------------------------------------------------------------------------------------------------------------------
     1/29/93                            105.827                              90.169                            113.082
-----------------------------------------------------------------------------------------------------------------------------
     1/31/94                            122.975                             159.977                            130.050
-----------------------------------------------------------------------------------------------------------------------------
     1/31/95                            114.011                              48.168                            124.072
-----------------------------------------------------------------------------------------------------------------------------
     1/31/96                            160.599                             183.624                            175.345
-----------------------------------------------------------------------------------------------------------------------------
     1/31/97                            208.758                             327.225                            229.861
-----------------------------------------------------------------------------------------------------------------------------
     8/29/97                            237.434                             107.272                            265.140
=============================================================================================================================


         This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporate this graph by reference, and shall not otherwise be deemed filed under such Acts.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT THE AFOREMENTIONED NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

                                       PROPOSAL 2

                                   RATIFICATION OF THE
                            SELECTION OF INDEPENDENT AUDITORS


         The selection of independent auditors to examine the financial statements of the Company for the fiscal year ending January 31, 1998 to be transmitted or made available to shareholders and filed with the Securities and Exchange Commission is to be submitted to the meeting for ratification. BDO Seidman, LLP has been selected by the Company's Board of Directors to examine such financial statements. A member of BDO Seidman, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 PROPOSAL 3


                  On September 26, 1997, the Board of Directors unanimously adopted a resolution proposing that Article IV of the Company's Certificate of Incorporation be amended to increase from 20,000,000 shares to 50,000,000 shares the Common Stock of the Company, with $.10 par value, which the Company is authorized to issue. The Board directed that the proposed amendment be submitted to a vote of the holders of all of the Company's outstanding stock. If the amendment is approved by the holders of a majority of the Company's shares represented in person or by proxy at the Meeting, the Company's Certificate of Incorporation will be amended to provide that the Company is authorized to issue 50,000,000 shares of Common Stock, with $.10 par value.

     As of the date of this Proxy Statement, the Company has 17,787,607 shares of Common Stock outstanding. The Company has outstanding securities convertible into shares of Common Stock, options exercisable for shares of Common Stock and options reserved for issuance. Other than to meet the requirements of various employee benefit and incentive plans of the Company and its outstanding convertible securities, the Company has no present plan, understanding or agreement to issue additional shares of Common Stock or Series E Preferred Stock. However, the Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock dividends, stock splits, corporate mergers, acquisitions of property and the possible funding of its business, or other corporate purposes. The Board will determine whether, where and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

                  As with the issuance of any shares of the Company's Common Stock other than on a pro-rata basis to all current shareholders, the issuance of additional shares to be authorized pursuant to the proposed amendment would reduce the proportionate interests in the Company held by current shareholder.

                  A vote in favor of the proposed amendment to the Company's Certificate of Incorporation by the holders of a majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, is necessary for the adoption of this proposal. If the proposed amendment is adopted by the shareholders, it will become effective upon filing a Certificate of Amendment as required by the New Jersey Business Corporation Act. The Company's financial statements, included in its 1997 Annual Report furnished to shareholders in connection with the distribution of this Proxy Statement, are incorporated in this Proxy Statement by reference.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND ARTICLE IV OF THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                       PROPOSAL 4


                  On October 24, 1997, the Board of Directors unanimously adopted a resolution proposing the number of shares of Common Stock of the Company reserved pursuant to the Company's 1988 Incentive and Non-Qualified Stock Option Plan ("1988 Plan") be increased from 2,400,000 shares to 4,400,000 shares. The Board directed that the proposed amendment be submitted to a vote of the holders of all of the Company's outstanding stock. If the amendment is approved by the holders of a majority of the Company's shares represented in person or by proxy at the Meeting, the Company's 1988 Plan will be amended to provide that 4,400,000 shares of the Company's Common Stock are reserved for issuance under the 1988 Plan.

                  The proposed amendment to the 1988 Plan will permit the Company to meet the outstanding commitments made to various employees with respect to the granting of incentive options under the 1988 Plan. The Company will not grant any additional options under the 1988 Plan in the future; however, the Board of Directors believes that the proposed increase in the number of reserved shares of Common Stock is necessary to meet the Company's outstanding obligations under the Plan. The number of shares vested as of October 24, 1997 is less than the number of shares currently reserved.

                  A vote in favor of the proposed amendment to the Company's 1988 Plan by the holders of a majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, is necessary for the adoption of this proposal. If the proposed amendment is adopted by the shareholders, it will become effective on the date of the Shareholders' Meeting. The Company's financial statements, included in its 1997 Annual Report furnished to shareholders in connection with the distribution of this Proxy Statement, are incorporated in this Proxy Statement by reference.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S 1988 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN TO
INCREASE  THE  NUMBER  OF SHARES OF COMMON  STOCK OF THE  COMPANY  RESERVED  FOR
ISSUANCE THEREUNDER. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                         PROPOSAL 5

                                      1997 INCENTIVE AND
                               NON-QUALIFIED STOCK OPTION PLAN


Summary Description of Options and Tax Status

         The full text of the 1997 Incentive and Non-Qualified Stock Option Plan (the "1997 Plan") is set forth as Exhibit A to this Proxy Statement and reference is made thereto for a complete statement of the terms of that document.

         Shares Reserved for Issuance. Pursuant to the terms of the 1997 Plan, three million (3,000,000) shares of the company's Common Stock are reserved for issuance thereunder. In the event there is any change in the number of issued shares of the Common Stock of the company without new consideration to the company (such as by stock dividends or stock splits), the number of shares reserved for issuance under the 1997 Plan, the number of shares subject to any outstanding option and the option price per share of each outstanding stock option shall be appropriately adjusted. Similarly, if the Company shall be party to a merger, consolidation, reorganization, sale or similar occurrence, equitable adjustment in the options may be made.

         Administration of Plan; Award of Options. The 1997 Plan is administered by the Board of Directors. Pursuant to its authority, the Board may grant options to purchase shares of Common Stock reserved under the Plan to all employees of the Company.

         Amendments. The Board of Directors may amend the Plan as it deems advisable. No amendment may, without further approval of the shareholders of the Company within twelve months before or after the date on which such amendment was adopted, (a) increase the total number of shares which may be made the subject of options granted under the 1997 Plan, (b) change the manner of determining the option price, (c) change the criteria of determining which employees are eligible to receive options, (d) extend the period during which options may be granted or exercised, or (e) withdraw the administration of the 1997 Plan from the Board of Directors.

     Vesting. Options granted to employees under the 1997 Plan are to vest and become exercisable as specified in each grant provided that certain conditions are satisfied. For a description of these conditions, see the subsection below entitled "Termination of Employment."

         Exercise Period. The options granted to employees under the 1997 Plan may not be exercised more than ten (10) years after the date of grant or five
(5) years after the date of grant in the case of an incentive option granted to a 10% shareholder.

        Termination of Employment. Outstanding incentive stock options must be exercised during employment with the Company or within three months after termination of employment with the company (other than by reason of death or permanent disability, in which case they must be exercised within three years after termination). In addition, options are exercisable only to the extent that they are vested as of the date of termination of employment.

         Nontransferability. Each incentive stock option granted under the 1997 Plan is not transferable by the holder except by will or the laws of descent and distribution of the State wherein the holder is domiciled at the time of his death. If the administrator makes an option transferable, such option shall contain additional terms and conditions as the administrator deems appropriate.

         Merger or Asset Sale of the Company. In the case of (i) a merger of the company with or into another corporation; or (ii) the sale of substantially all of the assets of the company; all outstanding options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary thereof. In the event an option is assumed or substituted for, the option or substituted option shall continue to be exercisable as it would have been in the absence of the transaction for so long as the optionee serves as a employee of the successor corporation. If, following such an assumption or substitution, the optionee's status as a employee is terminated other than as a result of his or her voluntary resignation, his or her options shall become fully exercisable and shall be exercisable for such period during which options may generally be exercised under the plan by an individual who is no longer an employee.

         Federal Income Tax Treatment of Options. The options to be granted under the 1997 Plan may be deemed to be qualified or non-qualified within the meaning of the Code, in the discretion of the board of directors. Generally, an optionee will recognize ordinary income upon the exercise of a non-qualified stock option (or, if the stock subject to the option is restricted within the meaning of Code Section 83 and the optionee does not otherwise elect to recognize income upon the exercise of the stock option, at such time as the shares become transferable or are no longer subject to a substantial risk of forfeiture) in an amount equal to the excess (if any) of the fair market value of the shares purchased at the time of exercise over the exercise price. The Company will be entitled to an income tax deduction in the same amount and at the same time as the optionee recognizes such income. Upon the sale of shares which were purchased upon the exercise of an option, the optionee will recognize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time income was previously recognized in connection with the exercise (or possibly the grant) of the stock option. Such capital gain or loss will be short-term or long-term, depending upon the length of time the shares were held by the optionee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.

                                        PROPOSAL 6

                                       1997 DIRECTOR
                                      STOCK OPTION PLAN


Summary Description of Options and Tax Status

         The full text of the 1997 Director Stock Option Plan (the "1997 Director Plan") is set forth as Exhibit B to this Proxy Statement and reference is made thereto for a complete statement of the terms of that document.

         Shares Reserved for Issuance. Pursuant to the terms of the 1997 Director Plan, four hundred thousand (400,000) shares of the company's Common Stock are reserved for issuance thereunder. In the event there is any change in the number of issued shares of the Common Stock of the company without new consideration to the company (such as by stock dividends or stock splits), the number of shares reserved for issuance under the 1997 Director Plan, the number of shares subject to any outstanding option and the option price per share of each outstanding stock option shall be appropriately adjusted. Similarly, if the company shall be party to a merger, consolidation, reorganization, sale or similar occurrence, equitable adjustment in the options may be made.

         Administration of Plan; Award of Options. Options may only be granted to outside (non-employee) directors under the 1997 Director Plan. The plan provides that no person shall have any discretion to select which outside directors shall be granted options or to determine the number of shares to be covered by options granted to outside directors. Each outside director shall be automatically granted an option to purchase thirty-five thousand (35,000) shares on the date on which such person first becomes an outside director, provided, however, that a director who is an employee and who then ceases to be an employee but who remains a director, shall not receive such an option. Each outside director shall also automatically be granted an option to purchase twenty-five thousand (25,000) shares on the date following the date of the company's annual stockholder's meeting each year, provided he or she is then an outside director.

         Amendments. The Board of Directors may amend the 1997 Director Plan as it deems advisable. However, no amendment shall be made which would impair the rights of an optionee under any grant theretofore made, without his or her consent.

         Vesting. The options granted shall be immediately exercisable as to 1/12th of the shares subject thereto and shall become exercisable as to an additional 1/12th of the shares subject thereto each month thereafter, provided that the optionee continues to serve as an outside director on such date.

         Term of Plan. The 1997 Director Plan shall continue in effect for a term of ten (10) years.

         Exercise Period. An option granted to an outside director under the 1997 Director Plan may not be exercised more than ten (10) years after the date on which the option is granted.

     Exercise Price. The exercise price per share shall be the fair market value of the shares on the date of grant of the option.

         Termination of Status as a Director. Outstanding options must be exercised while the optionee is a director of the company or within three years after the termination of optionee's status as a director. In addition, options are exercisable only to the extent that they are vested as of the date on which optionee's status as a director terminates and are in no event exercisable after the expiration of the ten (10) year term of the option.

         Nontransferability. Each option granted under the 1997 Director Plan is not transferable by the holder except by will or the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee. If the administrator makes an option transferable, such option shall contain additional terms and conditions as the administrator deems appropriate.

         Merger or Asset Sale of the Company. In the case of (i) a merger of the company with or into another corporation; or (ii) the sale of substantially all of the assets of the company; all outstanding options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary thereof. In the event an option is assumed or substituted for, the option or substituted option shall continue to be exercisable as it would have been in the absence of the transaction for so long as the optionee serves as a director of the successor corporation. If, following such an assumption or substitution, the optionee's status as a director is terminated other than as a result of his or her voluntary resignation, his or her options shall become fully exercisable and shall be exercisable for such period during which options may generally be exercised under the plan by an individual who is no longer a director.

         Federal Income Tax Treatment of Options. The options to be granted under the 1997 Director Plan are non-qualified within the meaning of the Code. Generally, an optionee will recognize ordinary income upon the exercise of a non-qualified stock option (or, if the stock subject to the option is restricted within the meaning of Code Section 83 and the optionee does not otherwise elect to recognize income upon the exercise of the stock option, at such time as the shares become transferable or are no longer subject to a substantial risk of forfeiture) in an amount equal to the excess (if any) of the fair market value of the shares purchased at the time of exercise over the exercise price. The company will be entitled to an income tax deduction in the same amount and at the same time as the optionee recognizes such income. Upon the sale of shares which were purchased upon the exercise of an option, the optionee will recognize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time income was previously recognized in connection with the exercise of the stock option. Such capital gain or loss will be short-term or long-term, depending upon the length of time the shares were held by the optionee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S 1997 DIRECTOR PLAN.

                             COMPLIANCE WITH SECTION 16(a) OF THE
                                SECURITIES EXCHANGE ACT OF 1934

         The Securities Exchange Act of 1934 requires the Company's directors and executive officers and person who own more than ten percent of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. To the knowledge of the Company, all filing requirements under Section 16(a) in respect of the Company were complied within the year ended January 31, 1997.



                                          GENERAL

         The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

         Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of the election of nominees to the Board herein, and the ratification of selected independent auditors. All proxies will be voted as specified.

         Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.


                 SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

         Shareholder proposals for inclusion in the proxy materials related to the 1998 Annual Meeting of Shareholders must be received by the Company no later than January 1, 1998. A Shareholder must have been a record or beneficial owner of the Company's common stock for at least one year prior to January 1, 1998, and the shareholder must continue to own such shares, worth at least $1,000, through the date on which the Meeting is held.

        The Company's by-laws outline procedures, including minimum notice provisions, for shareholder nominations of directors and other shareholder business to be brought before shareholders at the Annual Meeting. A copy of the pertinent by-law provisions is available upon request to John H. Gorman, Secretary, Osicom Technologies, Inc., 2800 28th Street, Santa Monica, California 90405.


                            FORM 10-KSB ANNUAL REPORT

     Upon written request by any shareholder entitled to vote at the 1997 Annual Meeting, the Company will furnish that person without charge a copy of the Form 10-KSB Annual Report which it filed with the Securities and Exchange Commission for 1997, including financial statements and schedules. If the person requesting the report was not a shareholder of record on November 13, 1997, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company's common stock at the close of business on that date. Requests should be addressed to John H. Gorman, Chief Financial Officer, Osicom Technologies, Inc., 2800 28th Street, Santa Monica, California 90405.
                                        By Order of the Board of Directors


                                        OSICOM TECHNOLOGIES, INC.



                                         --------------------------
                                         JOHN H. GORMAN
                                         Secretary



Santa Monica, California
November 21, 1997

                                 OSICOM TECHNOLOGIES, INC.
                                     1997 INCENTIVE AND
                              NON-QUALIFIED STOCK OPTION PLAN

         1. Purposes of Plan. The purposes of the Osicom Technologies, Inc. 1997 Incentive and Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") are to provide to employees of Osicom Technologies. Inc. (hereinafter referred to as the "Corporation"), as well as employees subsidiary or parent corporations which may currently exist or be formed or acquired in the future, an opportunity for investment in the Corporation's common stock (hereinafter referred to as the "Shares"), as an inducement for such individuals to remain with the Corporation, and to encourage them to increase their efforts to make the Corporation's business more successful.

                  Effective Date and Termination of Plan. The effective date of the Plan is September 24, 1997, the date on which the Plan was adopted by the Board of Directors of the Corporation. The Plan shall terminate on, and no option shall be granted hereunder, after September 23, 2007; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan; and provided further that any option granted hereunder prior to the termination of the Plan shall remain exercisable in accordance with its terms as then in effect.

                  Administration of Plan. The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors may, however, to the extent permissible under the Corporation's Articles of Organization, By-laws and applicable law, delegate any of its functions under this Plan to a committee of the Board of Directors or any other committee. Wherever in this Plan the term "Board of Directors" is used it shall be construed to mean such committee to the extent that the Board of Directors may have delegated any of its functions to said committee and only to the extent of any such delegation. The acts of a majority of the members present at any meeting of the Board of Directors at which a quorum is present, or acts approved in writing by a majority of the entire Board, shall be the acts of the Board of Directors for purposes of the Plan.

         4. Eligibility and Grant of Options. Subject to the provisions of the Plan, the Board of Directors shall (i) authorize the granting of incentive stock options, non-qualified stock options or a combination of incentive stock options and non-qualified stock options (hereinafter collectively referred to as "options" unless otherwise stated); (ii) determine and designate from time to time those employees (from the group consisting of all employees) of the Company) to whom options are to be granted and the number of Shares to be optioned to each employee; (iii) determine the number of Shares subject to each option; and (iv) determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period. In determining the eligibility of an individual to receive an option, as well as in determining the number of Shares to be optioned to any individual, the Board of Directors shall consider the position and responsibilities of the employee, the nature and value to the Corporation, parent or subsidiary of his services and accomplishments, his present and potential contribution to the success of the Corporation, parent or subsidiary, and such other factors as the Board may deem relevant. To be eligible to receive an incentive stock option or non-qualified stock option an individual must be an employee of the Corporation, parent or subsidiary. A Director shall abstain from voting on the grant of any options to himself, his spouse, his children, grandchildren and parents. The grant of each option shall be confirmed by a Stock Option Agreement (in the form prescribed by the Board of Directors) which shall be executed by the Corporation and the optionee as promptly as practicable after such grant. More than one option may be granted to an individual.

         Incentive stock options shall be those options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and which the Board of Directors has specifically identified as incentive stock options in the Stock Option Agreement executed by the Corporation and the optionee. In the case of incentive stock options, the aggregate fair market value, determined at the time incentive stock options are granted, of the stock with respect to which the incentive stock options are exercisable for the first time by such individual during any calendar year (under all such plans the
Corporation may adopt) shall not exceed one hundred thousand dollars ($100,000.00). In the event that an incentive stock option granted pursuant to the terms of this Plan is granted to an employee who, prior to the grant, holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, its parent or a subsidiary ("10% shareholder") the option price under such grant shall be at least one hundred ten percent (110%)
of the fair market value, and such option, by its terms, shall not be exercisable more than five (5) years from the date of grant.

         Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Corporation or any parent or subsidiary or interfere in any way with the right of the Corporation to terminate his employment at any time.

         5. Number of Shares Subject to Options. The Board of Directors, prior to the time options under the Plan become exercisable, shall reserve for the purposes of the Plan a total of three million (3,000,000) Shares, which Shares may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Corporation, or both. Shares as to which an option granted under the Plan shall remain unexercised at the expiration or termination thereof, and Shares subject to options which are cancelled, may be the subject of the grant of further options. Shares reserved pursuant to this paragraph may be adjusted to reflect changes in the Corporation's capital structure as discussed in paragraph 19 hereof.

         6. Option Price. The option price per Share shall be determined in each case by the Board of Directors and shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a ten percent (10%) Shareholder) of the fair market value thereof as determined by the Board by any reasonable method using market quotations on the date the option is granted.

         7. Period of Option and When Exercisable. No option may be granted under this Plan whose exercise date is later than ten (10) years after the date of grant or five (5) years after the date of grant in the case of an incentive stock option granted to a ten percent (10%) Shareholder. Generally, an option may be exercised only by the optionee and subject to the rules set forth below only if, at all times during the period beginning on the date of the granting of such option and ending with the date of exercise of such option, the optionee is an employee of the Corporation, its parent or a subsidiary.

         Except as otherwise provided herein, in the case of an employee who terminates employment, incentive stock options which are vested but unexercised as of the date of termination of employment must be exercised within three (3) months of termination. In the case of an employee who is discharged for cause, as determined in the sole discretion of the Board of Directors, all previously vested but unexercised options shall be forfeited immediately.

         In the case of an employee who dies during the three (3) month period discussed in (i) above, options which are vested but unexercised as of the date of termination of employment must be exercised within twelve (12) months of death.

         Options which are vested but unexercised as of the date of termination of employment due to death, must be exercised within twelve (12) months after the death of an optionee.

         In the event that the employee becomes disabled as defined in Section 22(e) (3) of the Internal Revenue code of 1986, as amended, options which are vested but unexercised as of the date of termination of employment due to disability must be exercised within twelve (12) months following the date of termination of the optionee's said employment.

                  (v) In the event an optionee's employment is terminated for any reason (including but not limited to, voluntary or involuntary termination or termination resulting from the death or disability of the optionee), all unvested options shall be immediately forfeited.

         Notwithstanding the foregoing, options may not be exercised after the original five (5) or ten (10) year term, Options may be exercised on behalf of the estate of a former employee by the person or persons entitled to do so under the optionee's will or, if the optionee shall have failed to make testamentary disposition of such option or shall have died intestate, by the optionee's legal representative or representatives. Such person, persons, representative, or representatives are hereinafter referred to as the "Successors of an Optionee."

         8. Vesting. Options granted to a participant shall be exercisable in accordance with the following schedule:

                                          Cumulative Percentage of
                                          Aggregate Number of Shares
                                          of Stock Covered by an
Exercise Period                           Option which may be Exercised
---------------                           -----------------------------

Beginning on the one year anniversary
date from date of grant                             50%

Beginning on the second anniversary
date from date of grant                            100%*

*less the number of Shares, if any, previously purchased under the option. Non-vested options shall be immediately forfeited upon the termination of employment for any reason. Vested options shall be forfeited upon the termination of employment as provided in paragraph 7 hereof.

Notwithstanding the foregoing, the Board of Directors or its designees shall have the right to grant options with shorter vesting schedules or which are immediately exercisable under the Plan.

                  Exercise of Options. Subject to Plan restrictions and vesting, an option may be exercised, and payment in full of the option price made, by an optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be so purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation) or other property, in the discretion of the Corporation. If the Corporation accepts a request to pay in stock of the Corporation in satisfaction of the exercise price, the fair market value of said stock shall at least equal the option price, and, in the case of incentive stock options, prior to such acceptance the Corporation must be furnished with evidence that the acquisition of said stock and its transfer in payment of the option price satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and other applicable law. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name of the optionee or the Successors of an Optionee as defined under this Plan and delivered to the optionee or to the Successors of an Optionee.

                   10. Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 7 hereof for so long as the Optionee serves as an employee of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as an employee is terminated other than upon a voluntary resignation by the Optionee, the Option shall become fully vested and exercisable in accordance with Section 7 above.

                If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10, an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11. Employer Withholding. In the case of non-qualified stock options, the Corporation shall be required to withhold additional income taxes attributable to that amount which is considered compensation includible in the optionee's gross income by reason of the exercise of such options. The Corporation in its discretion shall determine the method and amount of withholding.

         12. Exercise bv Successors and Payment in Full. An option may be exercised, and payment in full of the option price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation), property or stock of the Corporation in conformance with paragraph 9 hereof. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name or names of such Successors of an Optionee and shall be delivered to him.

     Non-Transferability of Option. Each option granted under the Plan shall by its terms be nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of his death. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions, as the Administrator deems appropriate.

     Other Terms of Option. Options granted pursuant to the Plan shall contain such terms, provisions, and conditions not inconsistent herewith as shall be determined by the Board of Directors.

              Registration of Certificates. Certificates representing Shares may be registered either in the name of the Optionee or in the name or names of the Successors of an Optionee. Designation of the appropriate form of registration of certificates shall be made in the written notice given to the Corporation upon exercise of an option.

              Listing and Registration of Shares. If at any time the Board of Directors of the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any of the Shares subject to options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of options or the purchase or issue of Shares thereunder, no further options may be granted and outstanding options may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

The Board of Directors shall have the authority to cause the Corporation at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Board of Directors may require that any person exercising an option hereunder shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

         17. Interpretation and Amendments. The Board of Directors may make such rules and regulations and establish such procedure. for the administration of the Plan as it deems appropriate. In the event of any dispute or disagreements as to the interpretation of this Plan or of any rule, regulation, or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board of Directors shall be final and binding upon all persons. The Board of Directors may amend this Plan as it shall deem advisable. However, in no event shall any such amendment adversely affect the rights of an optionee under any existing stock option agreement without the consent of such optionee. In addition, no amendment may, without further approval of the shareholders of the Company within twelve months before or after the date on which such amendment was adopted, (a) increase the total number of shares which may be made subject of options granted under the 1997 Plan, (b) change the manner of determining the option price, (c) change the criteria of determining which employees are eligible to receive options, (d) extend the period during which options may be granted or exercised, or (e) withdraw the administration of the 1997 Plan from the Board of Directors.

         18. Indemnification and Exculpation.

         (a) Each person who is or shall have been a member of the Board of Directors shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become a party or in which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Corporation's written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Corporation based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Corporation may have to indemnify him or hold him harmless.

           (b) Each member of the Board of Directors, and each officer and employee of the Corporation shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board of Directors, or an officer or employee of the Corporation be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

                  Changes in Capital Structure. In the event that a dividend shall be declared upon the Shares payable in Shares, the number of shares then subject to any option outstanding under the Plan and the number of Shares reserved for the grant of options pursuant to the Plan but not yet subject to option shall be adjusted by adding to each such Share the number of Shares which would be distributable in respect thereof if such Shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such Share dividend. In the event that the outstanding Shares shall be changed into or exchanged for a different number of Shares or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, or consolidation, then there shall be substituted for each Share subject to any such option and for each Share reserved for the grant of options pursuant to the Plan but not yet subject to option the number and kind of Shares or other securities into which each outstanding Share shall have been so changed or for which each such share shall have been exchanged. In the event there shall be any change, other than as specified above in this paragraph, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of options pursuant to the Plan but not yet subject to option and of the Shares then subject to an option or options. such adjustments shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and of each option outstanding thereunder. In the case of any such substitution or adjustment as provided for in this paragraph, the aggregate option exercise price set forth for all outstanding options for all Shares covered thereby prior to such substitution or adjustment will be the option exercise price for all shares or other securities which shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Corporation to sell a fractional Share, and the total substitution or adjustment with respect to each outstanding option shall be limited accordingly. Upon any adjustment made pursuant to this paragraph, the Corporation will, upon request, deliver to the optionee or to his successors a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of the option.

20. Notices. All notices under the Plan shall be in writing, and if to the Corporation, shall be delivered. to the Treasurer of the corporation or mailed to its principal office, addressed to the attention of the Treasurer; and if to the optionee, shall be delivered personally or mailed to the optionee at the address appearing in the payroll records of the Corporation. Such addresses may be changed at any time by written notice to the other party.

                                   OSICOM TECHNOLOGIES, INC.

                                1997 DIRECTOR STOCK OPTION PLAN


     1. Purposes of the Plan. The purposes of this 1997 Director Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2. Definitions. As used herein, the following definitions shall apply:

          (a)  "Board" means the Board of Directors of the Company.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c)  "Common Stock" means the Common Stock of the Company.

          (d) "Company" means Osicom Technologies, Inc., a New Jersey corporation.

          (e)  "Director" means a member of the Board.

          (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmalICap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;


               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (i)      "Inside Director" means a Director who is an Employee.

          (j)      "Option" means a stock option granted pursuant to the Plan.

          (k) "Optioned Stock" means the Common Stock subject to an Option.

          (1)      "Optionee" means a Director who holds an Option.

          (m)      "Outside Director" means a Director who is not an Employee.

          (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o)      "Plan" means this 1997 Director Stock Option Plan.

          (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. Administration and Grants of Options under the Plan.

                   (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

     (ii) Each Outside Director shall be automatically granted an Option to purchase 35,000 Shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

               (iii) Each Outside Director shall be automatically granted an Option to purchase 25,000 Shares on the day following the date of the Company's annual stockholder's meeting each year, provided he or she is then an Outside Director.

               (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

               (v) The terms of each Option granted hereunder shall be as follows:

                    (A) the term of the Option shall be ten (10) years.

                    (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                    (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option. In the event that the date of grant of the Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Option.

                    (D) subject to Section 10 hereof, the Option shall be immediately exercisable as to 1/12 of the Shares subject thereto and shall become exercisable as to an additional 1/12 of the Shares subject thereto each month thereafter, provided that the Optionee continues to serve as a Director on such dates.

               (vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.

          (a) Procedure for Exercise: Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.
          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee' 5 status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) years following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. In the event Optionee' 5 status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within three (3) years following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within three (3) years following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     10. Adjustments Upon Changes in Capitalization Dissolution Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option shall remain exercisable in accordance with the provisions of Section 8 governing the exercise of options by individuals who are no longer a Directors.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11.  Amendment and Termination of the Plan

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. Reservation of Shares The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.